Exhibit 99.1

PHEAA Student Loan Trust I  2003-1

Monthly Statement to Noteholders

As of and for the month ended:  02/29/04

Pursuant to Section 12.04 of the Indenture of Trust the following information is provided to the Indenture Trustee by the Issuer.  The information provided below has not been verified by an independent source, but believed to be true and accurate to the best of the Issuer’s knowledge.

Section 12.04:

(a)               The amount of payments with respect to each series of Notes Paid with respect to principal during the preceding month:

Class	Principal paid
A-1	$—
A-2	$2,800,000.00
A-3	$—
B-1	$—

(b)              The amount of payments with respect to each series of Notes Paid with respect to interest during the preceding month:

Class	Interest paid
A-1	$—
A-2	$79,100.00
A-3	$77,000.00
B-1	$19,444.44

(c)               The amount of payments allocable to any interest that was carried over together with the amount of any remaining outstanding interest that was carried over:

Class	Interest carryover
A-1	$—
A-2	$—
A-3	$—
B-1	$—

(d)              The principal balance of Financed Student Loans as of the close of business on the last day of the preceding month;

Principal Balance of Financed Student Loans:	$371,163,541.66

(e)               The aggregate outstanding principal amount of the Notes of each series as of the close of business on the last day of the preceding month, after giving effect to payments allocated to principal reported under clause (a) above;

Class	Principal Note Balance
A-1	$198,000,000.00
A-2	$87,200,000.00
A-3	$90,000,000.00
B-1	$20,000,000.00

(f)                 The interest rate for any series of variable rate Notes, indicating how such interest rate is calculated;

Class	Interest Rate	Basis
A-1	1.18%	Act / 360 reset 01/25, 04/25, 07/25 & 10/25
A-2	1.09%	Act / 360 reset every 28 days
A-3	1.10%	Act / 360 reset every 28 days
B-1	1.22%	Act / 360 reset every 28 days

(g)              The amount of servicing fees allocated to the Servicer as of the close of business on the last day of the preceding month;

Servicing Fees :	$154,652.71

(h)              The aggregate amount of the fees due to the Administrator, Auction Agent, Market Agent, Calculation Agent, Broker Dealer, Owner Trustee, Indenture Trustee, Eligible Lender Trustee and each Broker-Dealer, allocated as of the close of business on the last day of the preceding month;

	Accrued expenses
Consolidation Rebate Fees:	$138,646.43
Administrator:	$77,324.50
Auction Agent:	$3,333.34	Payable yearly in advance - $20,000.
Market Agent:	$—
Calculation Agent:	$—
Broker-Dealer:	$5,477.78
Owner Trustee:	$1,000.00	Payable yearly in advance - $6,000.
Indenture & Eligible
Lender Trustee:	$26,046.56
Aggregate Fees Due:	$251,828.61

(i)                  Triggering event which would cause any portion of the Administration Fee to be paid in a lower priority than would otherwise be applicable;

(a) Is default rate on student loans during the period 12/10/03 through 12/09/04 = or > 16%                                 No

Cumulative principal balance of defaulted loans	40,865.47
Initial Financed Student Loan pool balance (principal)	$387,058,711.83
Add-on consolidation loans purchased	$33,773.58
Total Financed Student Loan pool balance	$387,092,485.41
Cumulative default percentage for defined period	0.01%

(b)  Has the average quarterly 91 day T-bill been = or > 9.00% in any calendar qtr.?                                                                          No

Qtr. Ended:  12/31/03                                                                                                                                                               0.93%

Administration fee in normal priority if (a) or (b) is “Yes”:	Not Applicable
Adminstration fee at lower priority if (a) or (b) is “Yes”:	Not Applicable

(j)                  The amount of the Recoveries of Principal and interest received during the preceding month relating to Financed Student Loans;

Financed Student Loan principal payments received during preceding month	$6,955,351.97
Financed Student Loan interest payments received during preceding month	$1,185,397.59
Interest subsidy and special allowance payments (net)	$—
Total Recoveries of Principal and interest during preceding month	$8,140,749.56

(k)               The amount of any shortfalls in the payment of interest or principal on the Notes;

Principal shortfalls on Notes	$67,500.09
Interest shortfalls on Notes	$—

(l)                  The amount of the aggregate realized losses, if any;

Aggregate realized losses through prior month’s report:	$9.30
Preceding month’s aggregate losses:	$16.12
Aggregate realized losses through preceding month	$25.42

(m)            The amount of any Trust Derivative Payments;                                                                                                                                                              Not Applicable

(n)              The amount of any Counterparty Derivative Payments;                                                                                                                    Not Applicable

(o)              The amount of the payment attributable to amounts in the Reserve Fund, the amount of any other withdrawals from the Reserve Fund and the balance of the Reserve Fund as of the close of business on the last day of the preceding month;

Reserve Fund balance - beginning of period (02/01/04)	$3,985,619.13
Deposits to Reserve Fund	$3,091.36
Wtihdrawals from Reserve Fund	$(5,622.07)
Reserve Fund balance - end of period (02/29/04)	$3,983,088.42

(p) The portion, if any, of the payments attributable to amounts on deposit in the Acquisition Fund:	$—

(q) The aggregate amount, if any, paid by the Indenture Trustee to acquire Student Loans from amounts on deposit in the Acquisition Fund during the preceding month;	$27.20

(r) The amount of any premium paid on Student Loans acquired during the preceding month from amounts on deposit in the Acquisition Fund;	$—

(s) The amount remaining in the Acquisition Fund that has not been used to acquire Student Loans and is being transferred to the Revenue Fund;	$—

(t) The aggregate amount, if any, paid for Financed Student Loans purchased from the Trust during the preceding month;	$—

(u)              The number and principal amount of Financed Student Loans, as of the close of business on the last day of the preceding month, that are:

	Principal balance	# of loans	%
(i) 31 to 60 days delinquent	$7,712,359.79	1,615	2.08%
(ii) 61 to 90 days delinquent	$2,736,151.14	603	0.74%
(iii) 91 to 120 days delinquent	$1,146,509.62	299	0.31%
(iv) 121 to 150 days delinquent	$780,876.01	185	0.21%
(v) 151 to 180 days delinquent	$750,696.09	253	0.20%
(vi) 181 to 210 days delinquent	$691,700.35	199	0.19%
(vii) 211 to 240 days delinquent	$—	0	0.00%
(viii) greater than 241 days delinquent	$—	0	0.00%
(ix) claims filed and are awaiting payment;	$17,680.57	6	0.00%
Total Delinquent and In Claim Process Loans	$13,835,973.57

(v)              The Value of the Trust Estate and the principal amount of the Notes Outstanding as of the close of business on the last day of the preceding month;

Financed Student Loan principal	$371,163,541.66
Financed Student Loan accrued borrower interest	$2,005,038.46
Accrued interest subsidy and special allowance	$83,062.22
Investments	$18,264,989.07
Accrued investment income	$—
Total Value of Trust Estate	$391,516,631.41

Notes:
Class A-1	$198,000,000.00
Class A-2	$87,200,000.00
Class A-3	$90,000,000.00
Class B-1	$20,000,000.00
Total Notes outstanding	$395,200,000.00

(w)            The number and percentage by dollar amount of:

	Principal balance	# of loans	%
(i) rejected claims for Financed Student Loans	$—	0	0.00%
(ii) Financed Student Loans in forbearance	$31,574,546.31	6,721	8.51%
(iii) Financed Student Loans in deferment	$23,371,882.22	5,993	6.30%

(x)                The Pool Balance as of the close of business on the last day of the preceding month;

Financed Student Loan principal	$371,163,541.66
Interest expected to be capitalized	$994,683.89
Total Pool Balance	$372,158,225.55

(y)              The Pool Factor for each series of Notes as of the close of business on the last day of the preceding month;

	Principal balance	Pool Factor
Class A-1 Notes	$198,000,000.00	0.9900000
Class A-2 Notes	$87,200,000.00	0.9688889
Class A-3 Notes	$90,000,000.00	1.0000000
Class B-1 Notes	$20,000,000.00	1.0000000

(z)                The aggregate amount in the Funds during the preceding month, including a breakdown as to the principal and interest paid on the Financed Student Loans and any prepayments in full of Financed Student Loans during the preceding month;

Acquisition Fund	$294,226.42
Reserve Fund	$3,983,088.42
Revenue Fund	$13,987,674.23
Distribution Account	$—
Payments Account	$—
Total - All Funds	$18,264,989.07

Financed Student Loan principal payments	$6,955,351.97
Financed Student Loan interest payments	$1,185,397.59
Prepayments in full of Financed Student Loans (includes Claim payments)	$3,366,185.81
Financed Student Loan - Borrower Benefit reductions	$11,333.45

(aa)         The Senior Parity Percentage as of the close of business on the last day of the preceding month;

Value of Trust Estate	$391,516,631.41
less: Accrued interest and fees on Class A Notes	$722,669.89
Net Value of Trust Estate	$390,793,961.52
Class A Notes outstanding	$375,200,000.00

Senior Parity Percentage	104.16%

(bb)       The Parity Percentage as of the close of business on the last day of the preceding month;

Value of Trust Estate	$391,516,631.41
less: Accrued interest and fees on Notes	$755,210.74
Net Value of Trust Estate	$390,761,420.67
Total Notes outstanding	$395,200,000.00

Parity Percentage	98.88%

(cc)         Principal balance of Financed Student Loans in each of the following statuses:

Principal Balance
(i) forbearance	$31,574,546.31
(ii) deferment	$23,371,882.22
(iii) claims	$17,680.57
(iv) in-school	$34,375.00
(v) grace	$—
(vi) repayment	$316,165,057.26
Total	$371,163,541.36

(dd)       The principal balance of Financed Student Loans by loan type as of the close of business on the last day of the preceding month;

Principal Balance
Consolidation	$161,871,500.19
Plus	$72,382,504.00
Stafford - Subsidized	$86,761,389.43
Stafford - Unsubsidized	$50,148,147.74
Total	$371,163,541.36

(ee) The balance of the Revenue Fund as of the close of business on the last day of the preceding month;	$13,987,674.23

(ff)             The amount of the payment attributable to moneys in any Funds, Accounts or Subaccounts established pursuant to the Supplemental Indenture relating to any series of Notes, the amount of any other withdrawals from such Funds, Accounts or Subaccounts and the balance of such Funds, Accounts or Subaccounts as of the close of business on the last day of the preceding month.

$—